Enterprise Financial Services Corp First Quarter 2023 Investor Presentation Exhibit 99.1

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, our ability to attract and retain deposits and access to other sources of liquidity, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the ongoing disruption to the financial market and other economic activity caused by the continuing COVID-19 pandemic, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Enterprise Financial Services Corp Guiding People to a Lifetime of Financial Success Company Highlights Vision To be a company where our associates are proud to work, that delivers ease of navigation to our customers and value to our investors, while helping our communities flourish. Target Market Privately held businesses, business owners and professionals in vibrant and high growth markets of Arizona, California, Kansas, Missouri, Nevada and New Mexico. • EFSC incorporated in 1996 • Enterprise Bank & Trust chartered as a Missouri trust company • 1,100+ associates • Nasdaq listed: ◦ Common stock trading symbol EFSC ◦ Depositary shares trading symbol EFSCP Growth History EFSC Assets Merger Contribution 2017 2018 2019 2020 2021 2022 $ in Billions 3

Key Metrics

		ENTERPRISE Financial Services Corp		Peer Banks $10-50B	
				Median	Top Quartile
		1Q23 YTD	FY2022		
Profitability	Return on average assets	1.72 %	1.52 %	1.15 %	1.32 %
	Return on average tangible common equity[1]	19.93 %	19.10 %	15.58 %	17.87 %
	Net interest margin	4.71 %	3.89 %	3.29 %	3.46 %
	Efficiency ratio[2]	50.47 %	49.77 %	53.49 %	48.98 %
Balance Sheet	Tangible common equity/tangible assets[1]	8.81 %	8.43 %	7.40 %	8.54 %
	Loan/deposit ratio	89.76 %	89.92 %	83.07 %	92.18 %
Credit	Nonperforming assets/assets	0.09 %	0.08 %	0.25 %	0.17 %
	Allowance for credit losses/loans	1.38 %	1.41 %	1.09 %	1.29 %
			FY2021		
Profitability	Return on average assets[1]		1.50 %	1.28 %	1.49 %
	Return on average tangible common equity[1]		18.29 %	15.48 %	16.96 %
	Net interest margin		3.41 %	2.98 %	3.18 %
	Efficiency ratio[2]		49.47 %	56.30 %	49.52 %
Balance Sheet	Tangible common equity/tangible assets[1]		8.13 %	8.43 %	9.28 %
	Loan/deposit ratio		79.49 %	70.79 %	80.93 %
Credit	Nonperforming assets/assets		0.23 %	0.30 %	0.18 %
	Allowance for credit losses/loans		1.61 %	1.17 %	1.36 %
			FY2020		
Profitability	Return on average assets[1]		1.02 %	0.96 %	1.20 %
	Return on average tangible common equity[1]		12.74 %	11.57 %	13.44 %
	Net interest margin		3.56 %	3.27 %	3.54 %
	Efficiency ratio[2]		47.10 %	55.70 %	49.61 %
Balance Sheet	Tangible common equity/tangible assets[1]		8.40 %	8.63 %	9.51 %
	Loan/deposit ratio		90.48 %	80.64 %	87.31 %
Credit	Nonperforming assets/assets		0.45 %	0.47 %	0.29 %
	Allowance for credit losses/loans		1.89 %	1.42 %	1.58 %

(1) Non-GAAP Measure, Refer to Appendix for Reconciliation.
(2) Tax equivalent; excludes amortization on intangibles.

4

Executive Leadership Team JAMES B. LALLY 55, President & Chief Executive Officer, EFSC Enterprise Tenure – 19 years KEENE S. TURNER 43, EVP, Chief Financial Officer, EFSC Enterprise Tenure – 9 years SCOTT R. GOODMAN 59, President, Enterprise Bank & Trust Enterprise Tenure – 20 years DOUGLAS N. BAUCHE 53, EVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 23 years MARK G. PONDER 52, EVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 11 years NICOLE M. IANNACONE 43, EVP, Chief Risk Officer & General Counsel, Enterprise Bank & Trust Enterprise Tenure – 9 years 5

Company Snapshot - EFSC Total Assets $13.3 Billion Market Cap* Operates in St. Louis Kansas City Phoenix $1.4 Billion • Proven Ability to Grow Commercial & Industrial “C&I” Loans • Product Breadth ◦ Commercial and Specialty Lending ◦ SBA ◦ Specialty Deposits ◦ Card Services ◦ Treasury Management • Relationship Sales Model Focused on Privately-Owned Businesses • Diversified Deposit Base • Strong Balance Sheet with Attractive Risk Profile Talent Strength Passion New MexicoLos Angeles Las Vegas The Company has deposit and SBA loan production offices across the country. San Diego Dallas *As of May 10, 2023 Orlando 6

Differentiated Business Model: Provides Multiple Channels to Drive Growth and Earnings Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals. Targeted Array of Banking and Wealth Management Services to Meet our Client’s Needs Experienced Bankers and Advisors Community Banking • Business banking model • C&I focus • Treasury management services • CRE lending • Consumer loans/ deposits offerings • 42 branch locations • 52 ATMs and ITMs Lending Specialties • National SBA lending • Sponsor Finance • Tax credit • Life insurance premium finance Deposit Specialties • Community associations • Property management • Third party escrow • Trust services • Relationships from lending specialties Geographic Footprint • Midwest ◦ St. Louis, MO ◦ Kansas City, MO • Southwest ◦ Phoenix, AZ ◦ Los Alamos, NM ◦ Santa Fe, NM ◦ Albuquerque, NM ◦ Las Vegas, NV ◦ Dallas, TX • West ◦ Los Angeles, CA ◦ San Diego, CA Fee Income Sources • Deposit service charges • Wealth management • Card services • Tax credit 7

Best-In-Class Technology Partnerships Client journey supported by a competitive digital product set. Customer surveys Salesforce integrated with core for 360 client view Client Portal Online Banking integrated with treasury products Integrations for APIs for HOA/PM Positive Pay (Check & ACH) TARGET ONBOARD SERVICE PROTECT GROW Weiland Account Analysis 8

Diversified Revenue (2022 financial data) Treasury Management $1.9B in Assets Under Management Card Services Tax Credit Services Mortgage Banking Community Development Other Services Midwest Southwest West Specialty Lending Net Interest Income Noninterest Income Midwest 35.8% Southwest 16.3% West 15.5% Specialty Lending 32.4% $474 Million Wealth Management 16.9% Card Services 19.6% Tax Credit Income 4.4% Deposit Service Charges 30.9% BOLI 5.6% Community Development 8.9%Other income 13.7% $533 Million 3.89% NIM 49.8% Core Efficiency Ratio(1) 1.9% PPNR ROAA(1) 19.1% ROATCE(1) Diversified Revenue Streams $59 Million Operating Revenue (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. 9

Regional and National Markets 1 Source: 6/30/22 data for market rank and market share; S&P Global Market Intelligence. 2 Opened in February 2023; included in specialty region $3.5 $3.3 $1.3 $1.7 $2.8 $5.1 $1.8 $1.4 Loans* Deposits Specialty Midwest Southwest West $— $2.5 $5.0 MSA Branches Deposit Market Rank1 Deposit Market Share1 St. Louis, MO-IL 17 6 4.2% Kansas City, MO-KS 7 14 1.5% Phoenix-Mesa-Chandler, AZ 2 28 0.2% Los Alamos, NM 2 1 76.5% Santa Fe, NM 3 5 12.7% Albuquerque, NM 1 14 0.7% Las Vegas-Henderson-Paradise, NV 1 28 0.1% San Diego-Chula Vista-Carlsbad, CA 2 9 1.8% Los Angeles-Long Beach-Anaheim, CA 6 35 0.2% Orlando-Kissimmee-Sanford, FL2 1 N/A N/A $ in Billions * Excludes $247MM of Other loans. 1Q23 Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) 10

Focused Loan Growth Strategies Total Loans Specialty market segments represent 34% of total loans, offering competitive advantages, risk adjusted pricing and fee income opportunities. Tax Credit Programs $547 million in loans outstanding related to Federal, Historic, and Affordable Housing tax credits. $243 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $678 million in M&A related loans outstanding, partnering with PE firms. Life Insurance Premium Finance $860 million in loans outstanding related to high net worth estate planning. Expectations for future growth includes continued focus in these specialized market segments. SBA Loans $1.3 billion in loans outstanding in SBA 7(a) loans, including $937 million guaranteed. 11

Total Loan Trends Loans PPP Loans/Deposits 2018 2019 2020 2021 2022 1Q23 $ in Millions PPP $272 PPP $699 12

$0.0B $0.5B $1.0B $1.5B $2.0B $2.5B $3.0B $3.5B $4.0B $4.5B (50)% (25)% 0% 25% 50% 75% 100% Drivers of Loan Growth - Year over Year 28% Commercial/Construction RE C&I PPP Life Insurance Premium Finance Sponsor Finance Residential RE Tax Credits SBA Other 59% 1Q22 - 1Q23 Increase of $956 Million 1% (13)% 17% 3% 7% 4% CRE C&I SBA PPP LIPF Tax Credits Other RRE Sponsor Finance (6)% 13

Loan Portfolio Total $10.0 Billion Loans by Product Type Loans by Industry Type Loans by Rate Type • Loans of $3.7 billion have a floor • 99.6% of loans with a floor have rates at or above the floor 14

Office CRE (Investor-0wned) Total $483.6 Million Office CRE Loans by Location Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.20 10 $ 149.0 $ 14.9 $5-10 Million 4.92 12 79.6 6.6 $2-5 Million 5.11 45 131.3 2.9 < $2 Million 5.19 221 123.7 0.5 Total 5.17 288 $ 483.6 $ 1.8 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 49% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.48x (2022) • Average market occupancy of 88% and average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C 15

Loan Details - LTM 1Q23 1Q22 LTM Change C&I $ 2,006 $ 1,438 $ 568 CRE Investor Owned 2,240 1,983 257 CRE Owner Occupied 1,174 1,138 36 SBA loans* 1,316 1,250 66 Sponsor Finance* 678 641 37 Life Insurance Premium Finance* 860 696 164 Tax Credits* 547 518 29 Residential Real Estate 349 410 (61) Construction and Land Development 590 611 (21) Other 247 237 10 Subtotal $ 10,007 $ 8,922 $ 1,085 SBA PPP loans 5 134 (129) Total Loans $ 10,012 $ 9,056 $ 956 *Specialty loan category. $ in Millions 16

Loan Details - QTR 1Q23 4Q22 QTR Change C&I $ 2,006 $ 1,905 $ 101 CRE, Investor Owned 2,240 2,176 64 CRE, Owner Occupied 1,174 1,174 — SBA loans* 1,316 1,312 4 Sponsor Finance* 678 635 43 Life Insurance Premium Finance* 860 817 43 Tax Credits* 547 560 (13) Residential Real Estate 349 380 (31) Construction and Land Development 590 535 55 Other 247 236 11 Subtotal $ 10,007 $ 9,730 $ 277 SBA PPP loans 5 7 (2) Total Loans $ 10,012 $ 9,737 $ 275 *Specialty loan category. $ in Millions 17

Total Loans By Region 1Q22 4Q22 1Q23 $ in Millions 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23 Note: Excludes PPP and Other loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) 1Q22 4Q22 1Q23 18

Deposit Details - LTM 1Q23 1Q22 LTM Change Noninterest-bearing demand accounts $ 4,192 $ 4,881 $ (689) Interest-bearing demand accounts 2,396 2,547 (151) Money market accounts 2,960 2,795 165 Savings accounts 713 884 (171) Certificates of deposit: Brokered 370 129 241 Other 524 468 56 Total Deposits $ 11,155 $ 11,704 $ (549) Specialty deposits (included in total deposits) $ 2,831 $ 2,495 $ 336 $ in Millions 19

Deposit Details - QTR 1Q23 4Q22 QTR Change Noninterest-bearing demand accounts $ 4,192 $ 4,643 $ (451) Interest-bearing demand accounts 2,396 2,256 140 Money market accounts 2,960 2,655 305 Savings accounts 713 744 (31) Certificates of deposit: Brokered 370 119 251 Other 524 412 112 Total Deposits $ 11,155 $ 10,829 $ 326 Specialty deposits (included in total deposits) $ 2,831 $ 2,524 $ 307 $ in Millions 20

Total Deposits By Region 1Q22 4Q22 1Q23 $ in Millions 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances 21

38% 33% 8% 21% Deposits Cost of deposits Noninterest bearing % 2018 2019 2020 2021 2022 1Q23 Deposit Mix CD Interest-Bearing Demand Accounts DDA MMA & Savings $ in Millions Total Deposits $11.2 Billion 1Q23 22

Specialty Deposits Community Associations $1.1 billion in deposit accounts specifically designed to serve the needs of community associations. Property Management $673 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $545 million in deposits. Growing product line providing independent escrow services. Trust Services $77 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.8 billion represent 25% of total deposits. Includes high composition of noninterest-bearing deposits with a low cost of funds. Other $417 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Finance loans. 1Q22 2Q22 3Q22 4Q22 1Q23 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $500 $1,000 In Millions 23

Core Funding Mix Commercial Business Banking Consumer $ in Millions $2,849$1,343$3,528 1At March 31, 2023 2Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts. Note: Brokered deposits: 1Q23 $604 million; 3.24% cost of funds Specialty $2,831 1Q23 Net New/Closed Deposit Accounts Commercial Business Banking Consumer Specialty Average balance ($ in thousands) 1Q23 $ 99,087 $ 41,931 $ 6,502 $ 106,043 4Q22 $ 104,743 $ 31,059 $ 48,646 $ 208,442 3Q22 $ 127,931 $ 19,413 $ 4,596 $ 221,198 2Q22 $ 79,062 $ 29,256 $ 22,957 $ 307,218 Number of accounts 1Q23 (46) (206) 188 1,190 4Q22 180 307 377 1,356 3Q22 219 390 968 1,597 2Q22 208 393 1,157 1,449 Total Portfolio Average Account Size & Cost of Funds ($ in thousands) Average account size $ 263 $ 70 $ 25 $ 147 Cost of funds1 1.33% 0.41% 0.84% 1.03% • Estimated uninsured deposits of $3.4 billion, or 31% of total deposits2 • ~80% of commercial deposits utilize Treasury Management services • ~90% of checking and savings accounts utilize online banking services • ~60% of commercial deposits have a lending relationship • ~ 120% of on- and off-balance sheet liquidity to estimated uninsured deposits Overview 24

Earnings Per Share Trend - 1Q23 4Q22 Operating Revenue Provision for Credit Losses Noninterest Expense 1Q23 Change in EPS 25

Net Interest Income Trend $ in Millions Net Interest Income Net Interest Margin Avg Federal Funds Rate 2018 2019 2020 2021 2022 1Q23 26

Credit Trends for Loans 2018 2019 2020 2021 2022 1Q23 NPLs/Loans 0.38% 0.50% 0.53% 0.31% 0.10% 0.12% NPAs/Assets 0.30% 0.45% 0.45% 0.23% 0.08% 0.09% ACL/NPLs 259.6% 163.8% 354.9% 517.6% 1371.9% 1155.2% ACL/Loans* 1.00% 0.81% 2.31% 1.84% 1.56% 1.53% Provision expense (benefit) $6.6 $6.4 $65.4 $13.4 $(0.6) $4.2 NCO/Average loans** 0.13% 0.13% 0.03% 0.14% 0.04% (0.01)% *Excludes guaranteed loans for 2020 - 2023. **1Q23 annualized. $ in Millions 27

ACL 4Q22 Portfolio Changes Net Recoveries ACL 1Q23 Allowance for Credit Losses for Loans $ in Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 1Q23 Loans ACL ACL as a % of Loans Commercial and industrial $4,032 $59 1.46 % Commercial real estate 4,699 58 1.23 % Construction real estate 664 9 1.36 % Residential real estate 364 7 1.92 % Other 253 5 1.98 % Total $10,012 $138 1.38 % Reserves on sponsor finance, which is included in the categories above, represented $21.0 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans* was 1.53% *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 28

Noninterest Income Trend $ in Millions Wealth Management Deposit Services Charge Card Services Other Tax Credit Income Fee income/Total income 2018 2019 2020 2021 2022 1Q23 29

Operating Expenses Trend $ in Millions Other Occupancy Employee compensation and benefits Merger-related expenses Branch-closure expenses Core efficiency ratio* 2018 2019 2020 2021 2022 1Q23 30

Liquidity EFSC Borrowing Capacity $3.7 $3.7 $4.1 $0.8 $0.8 $0.8 $1.4 $1.4 $2.7$0.1 $0.1 $0.1 $1.4 $1.4 $0.5 34% 34% 37% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 3Q22 4Q22 1Q23 $ in Billions End of Period and Average Loans to Deposits 77% 84% 85% 90% 90% 78% 79% 83% 86% 90% End of period Loans/Deposits Avg Loans/Avg Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 • $824 million available FHLB capacity • $2.7 billion available FRB capacity • $140 million in seven federal funds lines • $449 million unpledged investment securities • $285 million cash • $25 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 17% • FHLB maximum credit capacity is 45% of assets $0.3 $0.2 $0.3 $0.3 $0.2 $0.3 $0.5 $0.8 $1.0 $1.3 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* $ in Billions Strong Liquidity Profile *Trailing 12 months ending March 31 of each year 31

Investment Portfolio Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 12% Obligations of states and political subdivisions 43% Agency mortgage- backed securities, 31% Corporate debt securities 5% U.S. Treasury bills 9% TOTAL $2.3 Billion • Effective duration of 5.5 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $260 million • 3.03% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 1Q22 2Q22 3Q22 4Q22 1Q23 $— $600 $1,200 $1,800 $(240) $(160) $(80) $— $ in Millions $315.0 $313.2 $123.2 $158.8 $101.3 1.78% 3.21% 3.68% 5.22% 4.79% Principal Cost Yield (TEQ) 1Q22 2Q22 3Q22 4Q22 1Q23 Investment Purchase Yield $ in Millions 32

Capital Strategy

EFSC Capital Strategy: Low Cost - Highly Flexible	
High Capital Retention Rate	• Strong earnings profile • Sustainable dividend profile
Supports Robust Asset Growth	• Organic loan and deposit growth • High quality M&A to enhance commercial franchise and geographic diversification
Maintain High Quality Capital Stack	• Minimize WACC over time (preferred, sub debt, etc.) • Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14%
Maintain 8-9% TCE	• Common stock repurchases • M&A deal structures • Drives ROATCE above peer levels

33

Capital TBV/Share Dividends per Share 2018 2019 2020 2021 2022 1Q23 Common dividend payments Share repurchases 2018 2019 2020 2021 2022 1Q23 $ in Millions 34

Regulatory Capital CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio Optimal Capital Levels 2018 2019 2020 2021 2022 1Q23 8.0% 12.6%12.6% 11.1% 12.1% 13.0% 11.4%12.0% 35

63% Adjustable Rate Loans High-quality, Cash-flowing Securities Portfolio with 5.5 Year Average Duration 37.6% Non- Interest Bearing DDA to Total Deposits 8.81% TCE/TA1 8.43% adjusted2 11.2% CET1 9.7% adjusted3 Balance Sheet Positioned for Growth 1Tangible Common Equity/Tangible Assets is a non-GAAP measure; refer to appendix for reconciliation. 2Tangible Common Equity/Tangible Assets adjusted for unrealized losses on held-to-maturity securities is a non-GAAP measure; refer to appendix for reconciliation. 3Common Equity Tier 1 ratio adjusted for unrealized losses on securities is a non-GAAP measure; refer to appendix for reconciliation. 36

Appendix First Quarter 2023 EFSC Investor Presentation

Financial Highlights - 1Q23* Capital • Tangible Common Equity/Tangible Assets** 8.81%, compared to 8.43% • Tangible Book Value Per Common Share $30.55, compared to $28.67 • CET1 Ratio 11.2%, compared to 11.1% • Quarterly common stock dividend of $0.25 per share in first quarter 2023 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $55.7 million, down $4.3 million; EPS $1.46 • Net Interest Income $139.5 million, up $0.7 million; NIM 4.71% • PPNR** $75.0 million, down $3.6 million • ROAA 1.72%, compared to 1.83%; PPNR ROAA** 2.32%, compared to 2.40% • ROATCE** 19.93%, compared to 22.62% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 38

Financial Highlights, continued - 1Q23* *Comparisons noted below are to the linked quarter unless otherwise noted. 1Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts. Loans & Deposits • Loans $10.0 billion, up $274.8 million • Loan/Deposit Ratio 90% • Deposits $11.2 billion, up $325.5 million, or $75 million excluding brokered CDs • Estimated uninsured deposits1 of $3.4 billion, or 31% of total deposits • Noninterest-bearing Deposits/Total Deposits 38% Asset Quality • Nonperforming Loans/Loans 0.12% • Nonperforming Assets/Assets 0.09% • Allowance Coverage Ratio 1.38%; 1.53% adjusted for guaranteed loans 39

■ Selected by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury to receive $243 million of New Markets Tax Credits allocations since 2011. ■ In 2022 we invested over $1.8 billion in programs designed to promote small business and community development. ■ Enterprise University, which provides training courses, has helped more than 33,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2022 Environmental, Social and Governance Report is available at https://www.enterprisebank.com/about/corporate- responsibility. Our Framework Additional Policies We have a robust set of governance policies to guide the operation of our business in a socially responsible way. We not only operate in a highly regulated environment and seek to comply with the laws and regulations applicable to our businesses, but we also strive to operate with integrity and accountability consistent with our Guiding Principles. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Climate With the oversight of our Board and the Risk Committee, we are formulating processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/ about/corporate-responsibility. Human Capital Several of our Guiding Principles focus on our associates and the communities in which they work and live. We focus on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 40

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible book value per share, and the tangible common equity ratio, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, core efficiency ratio and the tangible common equity ratio, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, impact of non-core acquired loans which were acquired from the FDIC and previously covered by loss share agreements, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures.  The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 41

Reconciliation of Non-GAAP Financial Measures

Tangible Common Equity Ratio

(in thousands, except per share data)	Period end March 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Shareholders' equity (GAAP)	$ 1,592,820	$ 1,522,263	$ 1,529,116	$ 1,078,975
Less preferred stock	71,988	71,988	71,988	—
Less goodwill	365,164	365,164	365,164	260,567
Less intangible assets	15,680	16,919	22,286	23,084
Tangible common equity (non-GAAP)	$ 1,139,988	$ 1,068,192	$ 1,069,678	$ 795,324
Less net unrealized loss on HTM portfolio, after tax of 25.2%	48,630			
Tangible common equity adjusted for unrealized losses on HTM securities	$ 1,091,358			
Common shares outstanding	37,311	37,253	37,820	31,210
Tangible book value per share (non-GAAP)	$ 30.55	$ 28.67	$ 28.28	$ 25.48
Total assets (GAAP)	$ 13,325,982	$ 13,054,172	$ 13,537,358	$ 9,751,571
Less goodwill	365,164	365,164	365,164	260,567
Less intangible assets	15,680	16,919	22,286	23,084
Tangible assets (non-GAAP)	$ 12,945,138	$ 12,672,089	$ 13,149,908	$ 9,467,920
Tangible common equity/ tangible assets ratio (non-GAAP)	8.81 %	8.43 %	8.13 %	8.40 %
Tangible common equity/ tangible assets adjusted for unrealized losses on HTM securities	8.43 %			
CET1 RATIO ADJUSTED FOR UNREALIZED LOSSES				
CET1 capital	$ 1,267,029			
Less unrealized losses on investment portfolio, after tax of 25.2%	169,486			
CET1 capital excluding unrealized losses on securities	$ 1,097,543			
Total risk-weighted assets	$ 11,329,249			
CET1 capital/ risk-weighted assets	11.2 %			
CET1 capital excluding unrealized losses/ risk-weighted assets	9.7 %			

42

Reconciliation of Non-GAAP Financial Measures

Return on Average Tangible Common Equity (ROATCE)

($ in thousands)	Quarter ended March 31, 2023	Quarter ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Average shareholder's equity (GAAP)	$ 1,568,451	$ 1,490,592	$ 1,498,759	$ 1,277,153	$ 902,875
Less average preferred stock	71,988	71,988	71,988	8,903	—
Less average goodwill	365,164	365,164	365,164	307,614	217,205
Less average intangible assets	16,247	17,544	19,516	22,460	23,551
Average tangible common equity (non-GAAP)	$ 1,115,052	$ 1,035,896	$ 1,042,091	$ 938,176	$ 662,119
Net income available to common shareholders (GAAP)	$ 54,800	$ 59,064	$ 199,002	$ 133,055	$ 74,384
Branch-closure expenses	—	—	—	3,441	—
CECL double count	—	—	—	25,353	8,557
Merger-related expenses	—	—	—	22,082	4,174
Related tax effect	—	—	—	(12,382)	(2,734)
Adjusted net income available to common shareholders (non-GAAP)	$ 54,800	$ 59,064	$ 199,002	$ 171,549	$ 84,381
ROATCE (GAAP)	19.93 %	22.62 %	19.10 %	14.18 %	11.23 %
ROATCE (non-GAAP)	19.93 %	22.62 %	19.10 %	18.29 %	12.74 %

Return on Average Assets (ROAA)

($ in thousands)	Quarter ended March 31, 2023	Quarter ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Net income (GAAP)	$ 55,738	$ 60,001	$ 203,043	$ 133,055	$ 74,384
Branch-closure expenses	—	—	—	3,441	—
CECL double count	—	—	—	25,353	8,557
Merger-related expenses	—	—	—	22,082	4,174
Related tax effect	—	—	—	(12,382)	(2,734)
Adjusted net income (non-GAAP)	$ 55,738	$ 60,001	$ 203,043	$ 171,549	$ 84,381
Average assets	$ 13,131,195	$ 12,986,568	$ 13,319,624	$ 11,467,310	$ 8,253,913
ROAA (GAAP)	1.72 %	1.83 %	1.52 %	1.16 %	0.90 %
ROAA (non-GAAP)	1.72 %	1.83 %	1.52 %	1.50 %	1.02 %

43

Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended ($ in thousands) March 31, 2023 December 31, 2022 December 31, 2022 Net interest income $ 139,529 $ 138,835 $ 473,903 Noninterest income 16,898 16,873 59,162 Less gain on sale of investment securities 381 — — Less gain (loss) on sale of other real estate owned 90 — (93) Less noninterest expense 80,983 77,149 274,216 PPNR (non-GAAP) $ 74,973 $ 78,559 $ 258,942 Average assets $ 13,131,195 $ 12,986,568 $ 13,319,624 ROAA (GAAP) 1.72% 1.83% 1.52 % PPNR ROAA (non-GAAP) 2.32% 2.40% 1.94 % PPNR & PPNR ROAA Allowance Coverage Ratio Adjusted for Guaranteed Loans Period end ($ in thousands) March 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Loans (GAAP) $ 10,011,918 $ 9,737,138 $ 9,017,642 $ 7,224,935 Less PPP and other guaranteed loans, net 963,311 960,254 1,151,895 1,297,212 Adjusted loans (non-GAAP) $ 9,048,607 $ 8,776,884 $ 7,865,747 $ 5,927,723 Allowance for credit losses $ 136,932 $ 136,932 $ 145,041 $ 136,671 Allowance for credit losses/loans (GAAP) 1.37% 1.41% 1.61% 1.89 % Allowance for credit losses/adjusted loans (non-GAAP) 1.51% 1.56% 1.84% 2.31% 44

Reconciliation of Non-GAAP Financial Measures

Core Efficiency Ratio

($ in thousands)	Quarter ended March 31, 2023	Year ended December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net interest income (GAAP)	$ 139,529	$ 473,903	$ 360,194	$ 270,001	$ 238,717	$ 191,905
Tax-equivalent adjustment	2,041	7,042	5,151	3,190	1,611	820
Less incremental accretion income	—	—	—	4,083	4,783	3,701
Net interest income - FTE (non-GAAP)	141,570	480,945	365,345	269,108	235,545	189,024
Noninterest income (GAAP)	16,898	59,162	67,743	54,503	49,176	38,347
Less gain on sale of investment securities	381	—	—	421	243	9
Less gain (loss) on sale of other real estate owned	90	(93)	884	—	—	—
Less other income from non-core acquired assets	—	—	—	—	1,372	1,048
Less other non-core income	—	—	—	265	266	675
Core revenue (non-GAAP)	$ 157,997	$ 540,200	$ 432,204	$ 322,925	$ 282,840	$ 225,639
Noninterest expense (GAAP)	$ 80,983	$ 274,216	$ 245,919	$ 167,159	$ 165,485	$ 119,031
Less amortization on intangibles	1,239	5,367	5,691	5,673	5,543	2,503
Less other non-core expenses	—	—	—	—	—	682
Less other expenses (benefits) related to non-core acquired loans	—	—	—	57	257	(163)
Less branch closure expenses	—	—	3,441	—	—	239
Less merger-related expenses	—	—	22,082	4,174	17,969	1,271
Core noninterest expense (non-GAAP)	$ 79,744	$ 268,849	$ 214,705	$ 157,255	$ 141,716	$ 114,499
Core efficiency ratio (non-GAAP)	50.47 %	49.77 %	49.68 %	48.70 %	50.10 %	50.74 %

45

Q&A First Quarter 2023 EFSC Investor Presentation For more information contact Keene Turner, Executive Vice President and CFO (314) 512-7233